UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05189

THE IBERO-AMERICA FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2009

Date of reporting period: November 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

The Ibero-America Fund

(formerly The Spain Fund)

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 26, 2010

Annual Report

This report provides management’s discussion of fund performance for The Ibero-America Fund (formerly The Spain Fund), (the “Fund”) for the annual reporting period ended November 30, 2009. This Fund is a closed-end fund that trades under the New York Stock Exchange Symbol “SNF”.

Changes in Investment Objective and Policies

Effective January 20, 2010, the Fund adopted a new name to reflect a broadening of its investment strategies approved by the Fund’s Board of Directors (the “Board”) to include investments in companies located in Spain and Portugal and in the historically Spanish- and Portuguese-speaking countries of Central and South America. Consistent with its new name, the Fund has adopted an investment policy to invest at least 80% of its assets in securities of Ibero-American issuers. These changes required stockholder approval of a change in the Fund’s investment objective and elimination or modification of certain fundamental investment policies. At an Annual Meeting held on November 9, 2009 (and subsequent adjournments to December 8, 2009 and January 19, 2010), stockholders approved these changes. As approved by the stockholders, the Fund’s investment objective, which was “to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies” has been changed and is now “to seek long-term growth of capital.” In addition, stockholders approved, among other things, the elimination of: a requirement that the Fund invest at least 65% of its total assets in Spanish equity securities, a prohibition on investing more than 10% of the Fund’s total assets in non-Spanish equity securities and a prohibition on investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Stockholders also approved changes in the Fund’s fundamental policies regarding investments in options and commodities to allow investments in options and futures contracts and options on futures contracts.

The stockholders of the Fund also approved the elimination of the following additional fundamental investment policies:

•	Prohibition on investing more than 35% of total assets in Spanish and certain other fixed-income securities;
•	Prohibition on investing more than 15% of total assets in a single issuer;
•	Prohibitions on pledging, hypothecating, mortgaging or otherwise encumbering assets;
•	Prohibition on purchasing more than 10% of an issuer’s voting securities; and
•	Prohibition on purchases of securities on margin.

In addition, the stockholders of the Fund approved replacing certain of the Fund’s fundamental policies with the following:

•	Policy Regarding Senior Securities and Borrowing Money—The Fund may not issue any senior security (as that term is

THE IBERO-AMERICA FUND •	1

defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

•

Policy Regarding Concentration—The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

•

Policy Regarding Investments in Real Estate—The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business; and

•	Policy Regarding Loans—The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

The Board also approved changes to other of the Fund’s investment policies to provide additional flexibility for the Fund to pursue its investment strategies. These changes included:

•

removing limitations on investments in derivatives to provide that the Fund may enter derivatives transactions, including currency-related derivatives transactions, such as options, futures, options on futures, forwards and swap agreements, either for hedging purposes or for investment purposes; and

•

providing broader flexibility to engage in currency transactions to provide that the Fund may invest in foreign currencies for hedging purposes or for investment purposes, either directly or on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures, options on futures, swaps and options.

For additional information see the Fund’s proxy statement dated September 22, 2009.

The Board also recently approved a policy to allow investments in the

2	• THE IBERO-AMERICA FUND

securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund’s expenses. The Fund may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

For more information regarding the Fund’s risks, please see “A Word About Risk” on page 5 and “Note E—Risks Involved in Investing in the Fund” within the Notes to Financial Statements on page 20. On July 31, 2009, the Board approved the suspension of the Fund’s managed distribution policy. The Fund suspended payments under its managed distribution policy effective after the distribution in the third quarter of 2009.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Madrid Stock Exchange General Index (IGBM), for the six- and 12-month periods ended November 30, 2009. The performance shown in the table and the investment results discussed in this annual report relate to periods prior to the Fund’s adoption of the new investment objective and policies discussed above.

For the 12-month period ended November 30, 2009, the Fund underperformed the benchmark. During this period, the Fund’s manager (the “Manager”) was concerned over the outlook for the Spanish domestic market, given deteriorating macro fundamentals. The Manager favored companies with significant business exposure to Latin America and this had a positive contribution to performance. However, an underweight in the financial sector—especially in companies like Santander and BBVA—detracted from performance and contributed to the Fund’s overall underperformance during the period.

For the six-month period ended November 30, 2009, the Fund underperformed the benchmark. During this period, the macro situation in Spain continued to deteriorate and the Manager focused the Fund’s investments in companies with business with diversified geographic exposure, especially favoring exposure to the Latin American region due to attractive growth prospects. A key concern during the six-month period was the health of the financial sector in Spain. In particular, the Manager was concerned about the domestic banks with significant exposure to real estate assets. As such, the Fund maintained an underweight position in the financial sector, which hurt performance during the period. The Fund did not use leverage for either the six- or 12-month periods.

THE IBERO-AMERICA FUND •	3

Market Review and Investment Strategy

The Spanish economy further deteriorated during the annual reporting period ended November 30, 2009. Spain continues to face a mix of structural and cyclical pressures, such as high household debt and high unemployment. For the first part of 2009, the Manager positioned the Fund with a defensive stance based on the belief that the macro situation would continue to deteriorate during the year. The Manager focused on companies with solid balance sheets, strong franchises and business exposure outside Spain. During the last six-month period, the Manager began to see some signs of relief, as some macro indicators started to reach bottom. At this point, more cyclical exposure was added to the Fund, especially in companies in industries it favored such as energy and selective industrials.

4	• THE IBERO-AMERICA FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Ibero-America Fund Shareholder Information

The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com. For additional shareholder information regarding this Fund, please see page 40.

Benchmark Disclosure

The Madrid Stock Exchange General Index (IGBM) is a capitalization-weighted index that measures the performance of a selected number of Continuous Market (Sistema de Interconexión Bursátil Español—SIBE) securities. The SIBE is a fully transparent order driven, electronic trading system owned by the four major Spanish Exchanges. The IGBM is the principal index for the Madrid Stock Exchange and represents the construction, financial services, communications, consumer, capital/intermediate goods, energy and market service sectors. The unmanaged IGBM does not reflect fees and expenses associated with the active management of a fund portfolio. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Investment in the Fund includes risks not associated with funds that invest primarily in US issues. Substantially all of the Fund’s assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the US Issuers of securities in Spain are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to US standards and less information is available to investors in Spanish securities than to investors in US securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the US.

The Fund’s investments in emerging markets are subject to emerging market risk. Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.

(Historical Performance continued on next page)

THE IBERO-AMERICA FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from pervious page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2009	Returns
	6 Months	12 Months
The Ibero-America Fund (formerly The Spain Fund) (NAV)	30.57%	56.05%

Madrid Stock Exchange General Index (IGBM)	34.50%	57.59%

The Fund’s Market Price per share on November 30, 2009, was $7.37. The Fund’s Net Asset Value Price per share on November 30, 2009, was $8.18. For additional Financial Highlights, please see page 23.

See Historical Performance and Benchmark disclosures on previous page.

6	• THE IBERO-AMERICA FUND

Historical Performance

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $72.8

TEN LARGEST HOLDINGS**

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Telefonica SA	$15,658,085	21.5%
Banco Santander Central Hispano SA	10,833,289	14.9
Banco Bilbao Vizcaya Argentaria SA	5,753,128	7.9
Repsol YPF SA	3,546,006	4.9
Iberdrola SA	3,471,868	4.7
America Movil SAB de CV Series L	2,936,359	4.0
Inditex SA	2,630,924	3.6
Enagas	2,602,872	3.6
Abertis Infraestructuras SA	1,880,440	2.6
Corporacion Financiera Alba	1,829,527	2.5
	$51,142,498	70.2%

*	All data are as of November 30, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

THE IBERO-AMERICA FUND •	7

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Financials – 34.0%
Commercial Banks – 25.2%
Banco Bilbao Vizcaya Argentaria SA(a)	304,110	$5,753,128
Banco Espirito Santo SA	250,451	1,757,448
Banco Santander Central Hispano SA	629,313	10,833,289

		18,343,865

Consumer Finance – 0.8%
Banco Compartamos SA de CV	130,500	625,693

Diversified Financial Services – 5.7%
BM&F BOVESPA SA	50,600	340,120
Bolsas y Mercados Espanoles	11,653	412,109
Corporacion Financiera Alba	34,048	1,829,527
Criteria Caixacorp SA	302,524	1,544,696

		4,126,452

Insurance – 2.3%
Grupo Catalana Occidente SA	40,627	897,445
Mapfre SA	180,000	795,571

		1,693,016

		24,789,026

Telecommunication Services – 25.5%
Diversified Telecommunication Services – 21.5%
Telefonica SA	544,681	15,658,085

Wireless Telecommunication Services – 4.0%
America Movil SAB de CV Series L	1,213,900	2,936,359

		18,594,444

Utilities – 11.1%
Electric Utilities – 5.5%
EDP – Energias de Portugal SA	117,300	538,119
Iberdrola SA	365,431	3,471,868

		4,009,987

Gas Utilities – 4.6%
Enagas	120,195	2,602,872
Gas Natural SDG SA	34,500	717,447

		3,320,319

Independent Power Producers & Energy Traders – 1.0%
EDP Renovaveis SA(b)	36,611	360,083
Iberdrola Renovables SA	76,300	366,186

		726,269

		8,056,575

8	• THE IBERO-AMERICA FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.6%
Airlines – 0.5%
Iberia Lineas Aereas de Espana SA(b)	120,520	$351,858

Commercial Services & Supplies – 1.7%
Prosegur Cia de Seguridad SA	27,249	1,246,976

Construction & Engineering – 3.0%
ACS Actividades de Construccion y Servicios SA	13,100	652,627
Obrascon Huarte Lain SA	53,953	1,486,282

		2,138,909

Electrical Equipment – 1.3%
Gamesa Corp. Tecnologica SA	49,000	937,948

Machinery – 0.4%
Construcc Y Aux De Ferrocarr	570	298,237

Transportation Infrastructure – 3.7%
Abertis Infraestructuras SA	82,564	1,880,440
Cintra Concesiones De Infrae	76,900	833,927

		2,714,367

		7,688,295

Energy – 6.5%
Energy Equipment & Services – 1.6%
Tecnicas Reunidas SA	21,688	1,186,614

Oil, Gas & Consumable Fuels – 4.9%
Repsol YPF SA	128,832	3,546,006

		4,732,620

Consumer Discretionary – 4.5%
Hotels, Restaurants & Leisure – 0.5%
Sol Melia SA	39,700	331,927

Household Durables – 0.4%
Urbi Desarrollos Urbanos SA de C.V.(b)	160,000	326,527

Specialty Retail – 3.6%
Inditex SA	41,297	2,630,924

		3,289,378

Information Technology – 3.3%
Communications Equipment – 0.8%
Amper SA	63,100	618,266

IT Services – 2.5%
Indra Sistemas SA	47,101	1,119,294
Redecard SA	44,000	671,718

		1,791,012

		2,409,278

THE IBERO-AMERICA FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 2.5%
Food Products – 2.5%
Ebro Puleva SA	89,662	$1,811,222

Materials – 0.9%
Metals & Mining – 0.9%
Tubacex SA	154,300	625,817

Total Common Stocks (cost $45,628,750)		71,996,655

RIGHTS – 0.1%
Industrials – 0.1%
Construction & Engineering – 0.1%
Obrascon Huarte Lain – Rts(b)	53,953	105,317

Financials – 0.0%
Insurance – 0.0%
Mapfre Sa—Rts(b)	180,000	2,703

Total Rights (cost $0)		108,020

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(c) (cost $19,017)	19,017	19,017

Total Investments – 99.0% (cost $45,647,767)		72,123,692
Other assets less liabilities – 1.0%		698,232

Net Assets – 100.0%		$72,821,924

(a)	Security represents investments in an affiliate (see Note B).

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

10	• THE IBERO-AMERICA FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $44,873,787)	$66,351,547
Affiliated issuers (cost $773,980)	5,772,145
Foreign currencies, at value (cost $925,828)	933,397
Dividends and interest receivable	18,341

Total assets	73,075,430

Liabilities
Legal fee payable	82,401
Management fee payable	49,973
Transfer Agent fee payable	37,907
Printing fee payable	36,677
Accrued expenses	46,548

Total liabilities	253,506

Net Assets	$72,821,924

Composition of Net Assets
Capital stock, at par	$89,057
Additional paid-in capital	51,935,306
Distributions in excess of net investment income	(247,423)
Accumulated net realized loss on investment and foreign currency transactions	(5,438,580)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	26,483,564

$72,821,924

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value (based on 8,905,699 shares outstanding)	$8.18

See notes to financial statements.

THE IBERO-AMERICA FUND •	11

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends-unaffiliated issuers (net of foreign taxes withheld of $409,859)	$2,374,215
Dividends-affiliated issuers (net of foreign taxes withheld of $21,798)	123,528
Interest	3,024	$2,500,767

Expenses
Management fee (see Note B)	490,407
Legal	218,113
Transfer agency	150,803
Directors’ fees	84,896
Audit	60,879
Printing	55,746
Custodian	54,338
Registration fees	27,027
Miscellaneous	28,761

Total expenses		1,170,970

Net investment income		1,329,797

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions—unaffiliated issuers		(4,857,484)
Foreign currency transactions		383,196
Net change in unrealized appreciation/depreciation of:
Investments		29,403,094
Foreign currency denominated assets and liabilities		(8,709)

Net gain on investment and foreign currency transactions		24,920,097

Net Increase in Net Assets from Operations		$26,249,894

See notes to financial statements.

12	• THE IBERO-AMERICA FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2009		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,329,797		$1,522,333
Net realized gain (loss) on investment and foreign currency transactions	(4,474,288)		6,647,293
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	29,394,385		(62,861,362)

Net increase (decrease) in net assets from operations	26,249,894		(54,691,736)
Dividends and Distributions to Shareholders from
Net investment income	(2,387,371)		(10,782,464)
Tax return of capital	(3,490,346)		– 0	–
Net realized gain on investment and foreign currency transactions	– 0	–	(19,045,399)
Capital Stock Transactions
Net increase	– 0	–	1,288,778

Total increase (decrease)	20,372,177		(83,230,821)
Net Assets
Beginning of period	52,449,747		135,680,568

End of period (including undistributed/distributions in excess of) net investment income of ($247,423) and $426,955, respectively)	$72,821,924		$52,449,747

See notes to financial statements.

THE IBERO-AMERICA FUND •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

The Ibero-America Fund, Inc. (the “Fund”), formerly The Spain Fund, Inc., was incorporated in the State of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Investment Manager”) may establish procedures whereby changes in market yields or spreads are used

14	• THE IBERO-AMERICA FUND

Notes to Financial Statements

to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

THE IBERO-AMERICA FUND •	15

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$968,516		$23,823,213		$	– 0	–	$24,791,729
Telecommunication Services	2,936,359		15,658,085			– 0	–	18,594,444
Utilities	– 0	–	8,056,575			– 0	–	8,056,575
Industrials	105,317		7,688,295			– 0	–	7,793,612
Energy	– 0	–	4,732,620			– 0	–	4,732,620
Consumer Discretionary	326,527		2,962,851			– 0	–	3,289,378
Information Technology	671,718		1,737,560			– 0	–	2,409,278
Consumer Staples	– 0	–	1,811,222			– 0	–	1,811,222
Materials	– 0	–	625,817			– 0	–	625,817
Investment Company	19,017		– 0	–		– 0	–	19,017

Total Investments in Securities	5,027,454		67,096,238	†		– 0	–	72,123,692
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$5,027,454		$67,096,238		$	– 0	–	$72,123,692

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

16	• THE IBERO-AMERICA FUND

Notes to Financial Statements

The exchange rate for the Euro at November 30, 2009 was .67 EUR to U.S. $1.00.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP disclosure requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Until recently, the Fund had a managed distribution policy under which the Fund distributed to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year.

The Fund suspended payments under its managed distribution policy effective after the distribution made in the third quarter of 2009. On an annual basis, the Fund will continue to make distributions in order to meet distribution requirements under the Internal Revenue Code, if needed, in the fourth quarter.

THE IBERO-AMERICA FUND •	17

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the year ended November 30, 2009, amounted to $44,356, of which none was paid to Banco Bilbao Vizcaya Argentaria, Sanford C. Bernstein Co., LLC or Sanford C. Bernstein Limited, affiliates of the Investment Manager.

Banco Bilbao Vizcaya Argentaria (“BBVA”), serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2009, the Fund earned $3,028 of interest income on cash balances maintained at the subcustodian. Based on publicly available filings, BBVA currently owns approximately 17% of the Fund’s outstanding shares of Common Stock and was therefore an “affiliated person” as defined under the Investment Company Act of 1940.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”) a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. There were no amounts reimbursed to ABIS for the year ended November 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Investment Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Investment Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009, is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2009 (000)	Dividend Income (000)
$ – 0 –	$148	$129	$19	$	– 0	–

18	• THE IBERO-AMERICA FUND

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$23,072,039		$25,459,370
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$46,521,424

Gross unrealized appreciation	$27,826,272
Gross unrealized depreciation	(2,224,004)

Net unrealized appreciation	$25,602,268

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

The Fund did not engage in derivative transactions for the year ended November 30, 2009.

THE IBERO-AMERICA FUND •	19

Notes to Financial Statements

NOTE D

Capital Stock

During the year ended November 30, 2009, the Fund had no shares issued in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Investment in the Fund’s shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund’s investments.

Emerging Markets Securities Risk—Investments in emerging market countries may impose risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace

20	• THE IBERO-AMERICA FUND

Notes to Financial Statements

with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$2,387,371		$6,719,451
Long-term capital gains	– 0	–	23,108,412

Total taxable distributions	2,387,371		29,827,863
Tax return of capital	3,490,346		– 0	–

Total distributions paid	$5,877,717		$29,827,863

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,812,344	)(a)
Unrealized appreciation/(depreciation)	25,609,905

Total accumulated earnings/(deficit)	$20,797,561

(a)

On November 30, 2009, the Fund had a net capital loss carryover for federal income tax purposes of $4,812,344 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, and investments in passive foreign investment companies.

During the current fiscal year, permanent differences, are due to foreign currency transactions and excess distributions, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

THE IBERO-AMERICA FUND •	21

Notes to Financial Statements

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager’s ability to perform advisory services relating to the Fund.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that the following events require disclosure in the Fund’s financial statements through this date:

At the Fund’s adjourned Annual Meeting of Stockholders held on January 19, 2010, the stockholders of the Fund approved the proposal described in the Fund’s proxy statement dated September 22, 2009 to amend or eliminate certain fundamental investment policies of the Fund (“Proposal 3”). Proposal 1 and Proposal 2 (defined below) of the three Proposals submitted to stockholders at the initial session of the Annual Meeting held on November 9, 2009 were approved by stockholders on that date. These Proposals were for the election of Directors (“Proposal 1”) and the modification of the Fund’s investment objective and reclassification of the objective as non-fundamental (“Proposal 2”). The change to the Fund’s investment objective and a related change in its name to “The Ibero-America Fund, Inc.”, which were contingent upon stockholder approval of Proposal 3, became effective on January 20, 2010.

22	• THE IBERO-AMERICA FUND

Notes to Financial Statements

The Fund’s investment universe will now include companies located in Spain and Portugal and in the historically Spanish- and Portuguese-speaking countries of Central and South America. The broadening of the Fund’s investment focus necessitated a change to its fundamental investment objective, which had been “to seek long term capital appreciation by investing primarily in equity securities of Spanish companies”. The new investment objective is “to seek long term growth of capital”.

As previously announced, the Fund will continue to comply with certain of the investment policies approved for elimination by stockholders unless stockholders approve their amendment or elimination at a future meeting of stockholders. Specifically, the Fund will not rely on the elimination of the following fundamental policies, each of which was included in Proposal 3: (i) prohibition on investing more than 25% of total assets in unlisted and non-readily marketable Spanish securities, (ii) prohibition on short sales or maintaining short positions, (iii) prohibition on investments for the purposes of exercising control, and (iv) prohibition on investments in oil, gas, mineral leases, etc.

THE IBERO-AMERICA FUND •	23

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 5.89	$ 15.40	$ 13.24	$ 10.12	$ 10.09

Income From Investment Operations
Net investment income(a)	.15	.17	.15	.12	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.80	(6.30)	3.51	4.06	.87

Net increase (decrease) in net asset value from operations	2.95	(6.13)	3.66	4.18	1.01

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(1.22)	(1.03)	(.12)	(.14)
Tax return of capital	(.39)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(2.16)	(.47)	(.94)	(.84)

Total dividends and distributions	(.66)	(3.38)	(1.50)	(1.06)	(.98)

Net asset value, end of period	$ 8.18	$ 5.89	$ 15.40	$ 13.24	$ 10.12

Market value, end of period	$ 7.37	$ 5.00	$ 15.24	$ 14.70	$ 12.43

Premium/(Discount), end of period	(9.90)%	(15.11)%	(1.04)%	11.03%	22.83%
Total Return
Total investment return based on(b):
Market value	65.63%	(57.13)%	14.22%	29.05%	7.95%
Net asset value	56.05%	(50.03)%	28.15%	42.76%	8.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,822	$52,450	$135,681	$116,105	$88,399
Ratio to average net assets of:
Expenses	1.99%	1.46%	1.25%	1.56%	1.65%
Net investment income	2.26%	1.63%	1.05%	1.12%	1.37%
Portfolio turnover rate	40%	41%	72%	56%	22%

See footnote summary on page 25.

24	• THE IBERO-AMERICA FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the dis- count or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calcu- lated for a period of less than one year is not annualized.

See notes to financial statements.

THE IBERO-AMERICA FUND •	25

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

The Ibero-America Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Ibero-America Fund, Inc. (formerly known as The Spain Fund, Inc.) as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended prior to December 1, 2005 were audited by other independent registered public accountants whose report thereon, dated January 23, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Ibero-America Fund, Inc. as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

26	• THE IBERO-AMERICA FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than $2,387,371 of the ordinary income dividends paid during fiscal year as qualified dividend income.

The Fund also designates the maximum amount allowable but not less than $431,656 as eligible for the foreign tax credit and the related foreign source income of $2,929,396 in accordance with Section 853 of the Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

THE IBERO-AMERICA FUND •	27

Tax Information

ADDITIONAL INFORMATION

(unaudited)

Managed Distribution Policy

Until recently, the Fund had a managed distribution policy under which the Fund distributed to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year.

If distributions under the managed distribution policy exceeded the Fund’s aggregate net investment income and net realized capital gains with respect to a given year, the difference generally constituted a return of capital to shareholders. A return of capital may occur when some or all of the money a shareholder invested in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution policy.

As previously announced, the Fund’s Board of Directors (the “Board”) approved the suspension of the Fund’s managed distribution policy. The Fund suspended payments under its managed distribution policy effective after the distribution made in the third quarter of 2009. On an annual basis, the Fund will continue to make distributions in order to meet distribution requirements under the Internal Revenue Code, if needed, in the fourth quarter.

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

28	• THE IBERO-AMERICA FUND

Additional Information

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant’s accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., c/o The Spain Fund, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

THE IBERO-AMERICA FUND •	29

Additional Information

SUPPLEMENTAL PROXY INFORMATION

(unaudited)

The Annual Meeting of the Stockholders of The Spain Fund, Inc. (the “Fund”) was held on November 9, 2009, adjourned to December 8, 2009 and adjourned to January 19, 2010.

A description of the proposals and number of shares voted at the Meeting are as follows:

	Director	Voted for	Authority Withheld
1. To elect Class Two Directors: (terms expire in 2012)	William H. Foulk, Jr.	5,796,800	2,012,542
	Antonio Eraso	5,808,468	2,000,874
	Robert M. Keith	5,803,872	2,005,470

	Shares Voted For	Shares Voted Against	Shares Abstained
2. Modification and reclassification of certain fundamental investment objective	4,475,369	1,951,865	106,696
3. Amendment or elimination of certain fundamental investment policies:
3.A Senior securities and borrowing money	4,551,429	2,132,843	130,283
3.B Concentrating investments in a particular industry or group of industries	4,659,234	2,024,146	131,175
3.C Investments in real estate	4,630,724	2,049,940	133,891
3.D Investments in commodities	4,569,307	2,101,910	143,338
3.E Making loans	4,504,558	2,172,923	137,074
3.F Fundamental policies	4,578,350	2,086,065	150,140

30	• THE IBERO-AMERICA FUND

Supplemental Proxy Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Robert M. Keith, President and Chief Executive Officer

Luis Abril Perez(1)

Daniel de Fernando Garcia(1)

Inmaculada de Habsburgo-Lorena(1)

Antonio Eraso(1)

Baldomero Falcones Jaquotot(1)

OFFICERS

Robert Alster, Senior Vice President

Liliana C. Dearth(2), Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Ms. Dearth is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted to the shareholders of The Ibero-America Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on December 9, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

THE IBERO-AMERICA FUND •	31

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, 49 (2009)

Executive Vice President of AllianceBernstein L.P. (the “Investment Manager”)** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Investment Manager’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Investment Manager’s institutional investment management business, with which he had been associated since prior to 2005.

		6	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ** 77 (2004)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

32	• THE IBERO-AMERICA FUND

Management of the Fund

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Daniel de Fernando Garcia, # 44 (2003)	Managing Partner of Mdf Achievers (wealth management) as of March 2009. Consultant and formerly, Head of Private Banking and Personal Banking (prior to March 2008) after being Head of Asset Management and Private Banking Banco Bilbao Vizcaya Argentaria (“BBVA”) since October 2002. Prior to 2002 he was associated with J.P. Morgan for 14 years in the following capacities: Managing Director and Head of JP Morgan Private Banking Asset Management (Europe, Africa, The Orient and Asia); Head of JP Morgan Private Banking Wealth Management (Europe, Africa and The Orient); JPMorgan Co-Head of Asset Management Services Iberia, Head of Investments and Chairman and CEO of Morgan Gestión, S.A. (JPM Madrid); Member of AMS European Mgmt. Group, Member of PCG Europe Management Team, Member of JPM Madrid Management Committee, Equity Portfolio Manager in the International Investment Group (JPMIM London), Fixed Income Portfolio Manager, Equity Portfolio Manager and Director of Altitude Investments Limited, Proxima Alfa Investments, S.A., BBVA Pensiones S.A., EGFP, Gestion de Prevision y Pensiones, S.A. EGFP, BBVA Gestion, S.A. SGIIC.	1	Various European Funds, advised by Schroder Investment Management

THE IBERO-AMERICA FUND •	33

Management of the Fund

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Antonio Eraso, # 68 (2002)	Advisor CEO of Iberdrola. President of Heron Espana; Advisor of CB Richard Ellis (Spain and Portugal); Advisor of Bansa Leasing; Advisor of Transolver (Finance); Advisor of Grupo Tecnobit S.A. (Defense); Advisor of Equifax Iberica; formerly, President’s Assessor of Iberdrola; President’s Assessor of Grupo Berge; Assessor of Tishman & Speyer Espana S.A.; Board’s Assessor of Young & Rubican Espana; Board’s Assessor of Gleeds Iberica (project management); Member of the National Assembly and Permanent Commission of ASNEF (National Association of Financial Entities); Spanish Representative of EURO-FINAS (European Association of Finance) and Advisor of Sedgwick Group Espana.	1	Mapfre International Insurance and Heron Espana

Inmaculada de Habsburgo-Lorena, # 64 (1987)	President and Chief Executive Officer of The Queen Sofia Spanish Institute; Founder of the King Juan Carlos International Center of New York University Foundation.	1	King Juan Carlos International Center of New York University Foundation; World Monuments Fund Espana

34	• THE IBERO-AMERICA FUND

Management of the Fund

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Baldomero Falcones Jaquotot, # 63 (2006)	Chairman and Chief Executive Officer of Fomento de Construcciones y Contratas S.A. (since 2008) and formerly founding Partner and GP of Magnum Industrial Partners (private equity firm) (2006-2007). Formerly, Chairman, Mastercard International Worldwide (2002-2006), Santander Seguros (2002-2006) and Europay Spain. Managing Director Banco Santander Central Hispano and Member of the Management Executive Committee; Chairman, Bank Urquijo Limited London UK, Hispano Americano Sociedade do Investimento Lisboa, Banco Urquijo Chile, Banco Hispano Americano Benelux, Brussels, Fiat Finance, S.A., Madrid, Executive Vice Chairman and CEO, Corporacion Financiera Hispamer; CEO Banco Hispano Industrial Investment Bank. Former Board Member Union Electrica Fenosa, S.A., Board member RWE Espana, S.A., Mastercard Europe, CESCE, Cia de Segurose, S.A., C.H. Generalli Seguros, S.A., La Estrella, S.A., and Banif, S.A.	1

Luis Abril Pérez, # 61 (2006)	General Manager for the Chairman’s Technical Staff at Telefónica S.A. and member of the Executive Committee. Prior thereto he was Chairman of Telefónica Media Group. Formerly, General Manager of Corporate Marketing, Media and Content and Corporate Communications.	1

†	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

*	There is no stated term of office for the Fund’s Directors.

**	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

THE IBERO-AMERICA FUND •	35

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	(See above)

Robert Alster 49	Senior Vice President	Senior Vice President of the Investment Manager**, with which he has been associated since prior to 2005.

Liliana C. Dearth 41	Senior Vice President	Senior Vice President of the Investment Manager**, with which she has been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Investment Manager, ABI and ABIS are affiliates of the Fund.

36	• THE IBERO-AMERICA FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Investment Management and Administration Agreement (the “Advisory Agreement”)

The disinterested directors (the “directors”) of The Spain Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Investment Manager at a meeting held on November 12, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Investment Manager, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Investment Manager and with experienced counsel who are independent of the Investment Manager, who advised on the relevant legal standards. The directors also discussed the proposed continuance in a private session with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Investment Manager to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Investment Manager, their overall confidence in the Investment Manager’s integrity and competence they have gained from that experience, the Investment Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Investment Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Investment Manager on the investment results of the Fund and review extensive materials and information presented by the Investment Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Investment Manager to manage the Fund, and the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement, including the quality of the investment research capabilities of the Investment Manager and the other resources it has dedicated to performing services for the Fund. They noted the

THE IBERO-AMERICA FUND •	37

professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Investment Manager. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Investment Manager for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Investment Manager or its affiliates. The directors noted that no reimbursements have been made to date by the Fund to the Investment Manager as no requests for such reimbursements had been made. The quality of administrative and other services, including the Investment Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Investment Manager for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Investment Manager in preparing fund-specific profitability data, and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Investment Manager’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Investment Manager’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Investment Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Investment Manager and its affiliates from their relationships with the Fund other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Investment Manager receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Investment Manager. The directors noted that although brokers affiliated with the Investment Manager are permitted to execute brokerage transactions for the Fund, they have not done so in recent times. The directors recognized that the Investment

38	• THE IBERO-AMERICA FUND

Manager’s profitability would be somewhat lower without these benefits. The directors understood that the Investment Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper and the Investment Manager showing the Fund’s performance as compared with three indices, the IBEX 35 Gross Dividend Reinvestment Index (the “IBEX 35 Gross Index”), the Madrid General Gross Dividend Reinvestment Index (the “Madrid General Gross Index”) and the Morgan Stanley Capital International Spain Net Dividend Index for the 1-, 3-, 5- and 10-year periods ended September 30, 2009. The Investment Manager provided the data for the IBEX 35 Gross and Madrid General Gross indices since Lipper does not track these two indices, and with the performance data for the Fund. Because the Fund is the only closed-end fund in the Fund’s Lipper category that invests exclusively in Spanish equity securities, at the request of the Adviser and the Fund’s Senior Officer, the performance comparison included only the Fund and the three indices. The directors noted that the Fund underperformed the indices in all periods reviewed. The directors also noted that at their June 2009 meeting they had approved a change to the Fund’s investment objective and a related change in the Fund’s name to “The Ibero-America Fund, Inc.” and changes to certain of the Fund’s investment policies, subject to receipt of stockholder approval at the annual meeting of stockholders, which had been adjourned to permit the solicitation of additional proxies. Based on their review, the directors concluded that the Fund’s relative investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund (none of which invests primarily in Spanish equity securities.) The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Investment Manager agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Investment Manager and that such open-end Funds had benefited from such reductions since 2004. The directors noted that as a result of that settlement, the Investment Manager’s fees for managing open-end funds that invest in international securities are ..75% of the first $2.5 billion of average daily net assets, .65% for average daily net assets

THE IBERO-AMERICA FUND •	39

over that level to $5 billion, and .60% for average daily net assets over $5 billion. As a result, the latest fiscal year actual management fee rate paid by the Fund was higher than the Investment Manager’s fee rate under such rate schedule.

The Investment Manager informed the directors that there are no institutional products managed by it that pursue an investment style substantially similar to that of the Fund. The directors reviewed relevant fee information from the Investment Manager’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., international equity securities). The Investment Manager reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to the Fund). The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Investment Manager’s services because the Investment Manager is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the latest fiscal year actual management fee rate paid by the Fund of 80.3 basis points was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio was slightly higher than the Expense Group median. The directors noted that the Fund was the smallest in its comparison group and that the Fund’s size adversely affected its expense ratio. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, they did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They also noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.

40	• THE IBERO-AMERICA FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares are available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”. Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Managed Distribution Policy

For information about the Fund’s managed distribution policy, see “Managed Distribution Policy” on page 27.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

THE IBERO-AMERICA FUND •	41

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42	• THE IBERO-AMERICA FUND

AllianceBernstein Family of Funds

NOTES

THE IBERO-AMERICA FUND	43

NOTES

44	• THE IBERO-AMERICA FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

THE IBERO-AMERICA FUND

(formerly The Spain Fund)

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SPAIN-0151-1109

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in

2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
Ibero-America Fund	2008	$42,700	$—	$9,950
	2009	$40,518	$—	$14,275

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Ibero-America Fund	2008	$388,300	$9,950
			$—
			$(9,950)
	2009	$173,524	$14,275
			$—
			$(14,275)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Antonio Eraso	Baldomero Falcones Jaquotot
William H. Foulk, Jr	Luis Abril Perez
Inmaculada de Habsburgo-Lorena	Daniel de Fernando Garcia

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Liliana Dearth	None	None	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Liliana Dearth	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Liliana Dearth	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser’s Master Limited Partnership Units.

(v) Compensation under the Adviser’s Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended November 30, 2009 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Liliana Dearth	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Ibero-America Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: January 29, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 29, 2010